SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 15, 2006

Citigroup Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

399 Park Avenue, New York, New York	10043
(Address of principal executive offices)	(Zip Code)

(212) 559-1000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.
Current Report on Form 8-K

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

1.01
Underwriting Agreement, dated September 7, 2006, among Citigroup Inc. (the “Company”), Citigroup Capital XV and the underwriters named therein, relating to the offer and sale of Citigroup Capital XV's 6.50% Enhanced Capital Securities due 2066.

4.01	Indenture, dated September 15, 2006, between the Company and JPMorgan Chase Bank, N.A.

4.02	Amended and Restated Declaration of Trust for Enhanced Capital Securities of Citigroup Capital XV.

4.03	Capital Replacement Covenant by the Company, dated as of September 15, 2006, relating to the Enhanced Capital Securities due 2066.

99.01	Opinion regarding certain tax matters.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2006	CITIGROUP INC.

	By:	/s/ Charles E. Wainhouse
Charles E. Wainhouse
Assistant Treasurer

EXHIBIT INDEX

Exhibit Number

1.01
Underwriting Agreement, dated September 7, 2006, among Citigroup Inc. (the “Company”), Citigroup Capital XV and the underwriters named therein, relating to the offer and sale of Citigroup Capital XV's 6.50% Enhanced Capital Securities due 2066.

4.01	Indenture, dated September 15, 2006, between the Company and JPMorgan Chase Bank, N.A.

4.02	Amended and Restated Declaration of Trust for Enhanced Capital Securities of Citigroup Capital XV.

4.03	Capital Replacement Covenant by the Company, dated as of September 15, 2006, relating to the Enhanced Capital Securities due 2066.

99.01	Opinion regarding certain tax matters.